Exhibit 10.96

AMENDMENT NO. 2

to

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 to LOAN AND SECURITY AGREEMENT (the “Amendment”), dated as of March 30, 2009, between ISI SECURITY GROUP, INC. (the “Borrower”) and THE PRIVATEBANK AND TRUST COMPANY (the “Bank”).

WITNESSETH:

WHEREAS, the Borrower and the Bank are parties to the Loan and Security Agreement dated as of October 3, 2008, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of January 8, 2009 (the “Loan Agreement”) (capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement); and

WHEREAS, the Borrower has requested and the Bank has agreed to the amendments to the Loan Agreement more fully set forth herein; and

WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower;

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, the parties hereto agree as follows:

1.             Amendments.  Upon and after the Amendment Effective Date (as defined below)

(a)           Section 10.5 of the Loan Agreement is restated and amended in its entirety as follows:

(i)            Maximum Capital Expenditures.  (i) For the fiscal quarters ending March 31, 2009, June 30, 2009 and September 30, 2009, the Company and its Subsidiaries, on a consolidated basis, shall not make Capital Expenditures in excess of $300,000 per fiscal quarter; and (ii) for the twelve (12) month period ending on December 31, 2009 and each twelve (12) month period ending on the last day of each fiscal quarter thereafter, the Company and its Subsidiaries, on a consolidated basis, shall not make Capital Expenditures in excess of $2,000,000.”

2.             Representations and Warranties.  In order to induce the Bank to agree to the amendment described in Section 1 of this Amendment, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

(a)           No Event of Default will exist immediately after giving effect to the amendment contained herein;

(b)           Each of the representations and warranties set forth in Section 7 of the Loan Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date, except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period.  Each of the representations and warranties made under the Loan Agreement shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment;

(c)           The Borrower is a duly organized, validly existing Delaware corporation and has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(d)           No consent of any other Person or filing or action by any governmental authorities, is required to authorize the execution, delivery and performance of this Amendment;

(e)           This Amendment has been duly executed by a duly authorized signatory on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principals of equity; and

(f)            The execution and delivery and performance of the agreements in this Amendment will not violate any law, statute or regulation applicable to the Borrower or any order or decree of any governmental authorities, or conflict with or result in the breach or any contractual obligation of the Borrower.

3.             Conditions Precedent to Effectiveness of the Amendment.  This Amendment is subject to the satisfaction of (or waiver by the Bank in its sole discretion) the following conditions precedent:

(a)                           No Potential Event of Default or Event of Default under the Loan Agreement shall have occurred and be continuing;

(b)                           The Guarantors shall have executed and delivered to the Bank a Reaffirmation of Guaranty Agreement in the form attached to this Amendment; and

(c)                           The Borrower shall have executed and delivered such other documents and instruments that the Bank may reasonably request to effect the purposes of this Amendment.

4.             Expenses.  The Borrower agrees to pay on demand all reasonable costs and expenses, including filing and recording fees, incurred by the Bank in connection with the preparation, execution and delivery of this Amendment, and any other documents or instruments which may be delivered in connection herewith, including without limitation, the reasonable fees and expenses of legal counsel for the Bank.

5.             Counterparts.  This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.  Faxed or emailed signatures of this Agreement shall be binding on the parties.  Each party shall promptly send to the other party signed originals of faxed or emailed signatures to this Agreement.

6.             Ratification.  The Loan Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.  Except as amended or waived hereby, all terms and conditions of the Loan Agreement remain the same.

7.             Release.  In consideration of the amendments provided herein, the Borrower releases and discharges the Bank, and its directors, officers, employees, agents, successors and assigns from all claims and causes of action of any nature whatsoever, which the Borrower, its successors and assigns ever had or have as of the date hereof against the Bank that arise, directly or indirectly, out of or are related to the Loan Agreement. The Borrower acknowledges that the Obligations arising under the Loan Agreement are not subject to any such counterclaim, offset, defense or rights of recoupment against the Bank.

8.             Governing Law.  The rights and duties of the Borrower and the Bank under this Amendment shall be governed by the law of the State of Illinois.

9.             Reference to Loan Agreement.  From and after the Amendment Effective Date, each reference in the Loan Agreement to “this Loan Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Loan Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Loan Agreement as modified and amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their authorized officers as of the date first written above.

ISI SECURITY GROUP, INC.

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Nate Palmer
Name:	Nate Palmer
Title:	Associated Managing Director

REAFFIRMATION OF GUARANTY AGREEMENT

The undersigned (a) acknowledges receipt of a copy of (i) Amendment No. 2 to Loan and Security Agreement, dated March 30, 2009, between ISI Security Group, Inc. and The PrivateBank and Trust Company, (b) consents to such amendments and waivers and all prior amendments and each of the transactions referenced therein, and (c) hereby reaffirms its obligations under its Unconditional Continuing Guaranty Agreement, dated as of October 3, 2008 in favor of The PrivateBank and Trust Company.

Dated as of March 30, 2009

DETENTION CONTRACTING GROUP, LTD.,
a Texas limited partnership

By:	ISI DETENTION CONTRACTING
GROUP, INC., a Texas corporation,
its general partner

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

ISI DETENTION CONTRACTING
GROUP, INC., a Texas corporation

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

ISI DETENTION CONTRACTING
GROUP, INC., a California corporation

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

ISI DETENTION CONTRACTING
GROUP, INC., a New Mexico corporation

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

ISI DETENTION SYSTEMS, INC.,
a Texas corporation

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

ISI SYSTEMS, LTD.,
a Texas limited partnership

By:	ISI DETENTION SYSTEMS, INC.,
a Texas corporation, its general partner

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

METROPLEX CONTROL SYSTEMS, INC.,
a Texas corporation, (f/k/a ISI Metroplex Controls, Inc.)

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

ISI CONTROLS, LTD.,
a Texas limited partnership

By:	METROPLEX CONTROL SYSTEMS, INC.,
a Texas corporation, its general partner

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

METROPLEX COMMERCIAL FIRE AND
SECURITY ALARMS, INC., a Texas corporation

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

MCFSA, LTD.,
a Texas limited partnership

By:	METROPLEX COMMERCIAL FIRE AND
SECURITY ALARMS, INC., a Texas
corporation, its general partner

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

COM-TEC SECURITY, LLC,
a Wisconsin limited partnership

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

COM-TEC CALIFORNIA LIMITED
PARTNERSHIP, a Wisconsin
limited partnership

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO

REAFFIRMATION OF GUARANTY AGREEMENT

The undersigned (a) acknowledges receipt of a copy of (i) Amendment No. 2 to Loan and Security Agreement, dated March 30, 2009, between ISI Security Group, Inc. and The PrivateBank and Trust Company, (b) consents to such amendments and waivers and all prior amendments and each of the transactions referenced therein, and (c) hereby reaffirms its obligations under its Unconditional Continuing Guaranty Agreement, dated as of January 8, 2009 in favor of The PrivateBank and Trust Company.

Dated as of March 30, 2009

ARGYLE SECURITY, INC., a Delaware corporation

By:	/s/ Donald F. Neville
Name:	Donald F. Neville
Title:	CFO